ALLIANCE WORLD DOLLAR GOVERNMENT FUND

SEMI-ANNUAL REPORT
APRIL 30, 1998

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS                    ALLIANCE WORLD DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

June 26, 1998

Dear Shareholder:

We are pleased to report to you on our strategy, performance and outlook of the Alliance World Dollar Government Fund, for the semi-annual reporting period ended April 30, 1998. The Fund is designed for investors who seek high current income and capital appreciation. To achieve this objective, the Fund invests in high yielding, high risk debt obligations of developing countries that we expect to benefit from improving economic and credit fundamentals.

MARKET OVERVIEW
During the six-month period under review, emerging market debt posted the best returns among all the sectors of the fixed income market. After having fallen in late October due to negative economic events in East Asia, emerging market debt prices climbed upward, finally reaching pre-October price levels in late March. The sector's positive performance results from the concerted effort made by emerging market governments along with the International Monetary Fund (IMF) and world leaders to stabilize the situation in East Asia. Additionally, once it appeared that emerging markets outside of East Asia would not experience similar consequences such as currency devaluation, investors returned to the sector looking for undervalued, higher yielding securities. Although the worst of the crisis appears to be behind us, volatility should continue to persist due to concerns about a possible currency devaluation by China and the uncertain economic environment in Japan and Russia.

INVESTMENT STRATEGY
Consistent with our long-term positive outlook on the emerging markets, we maintained an above-market spread duration in your Fund. Spread duration is a measure of a bond's price sensitivity to changes in its yield spread to Treasuries that can be driven by the country's credit risk profile. Maintaining an above-market spread duration enhances price movement in the portfolio. In addition, we increased diversification among Latin American holdings, which make up more than 50% of the Fund's holdings at this time. In Eastern Europe, we increased our allocation in Russia. After it became apparent that these countries would not be negatively affected by events in East Asia, we sought out debt issues that we believed offered good relative value.

INVESTMENT PERFORMANCE
The following table shows how your Fund performed over the past six and 12-month periods. For comparison we have included the J.P. Morgan Emerging Markets Bond Index, a standard measure of the performance of a basket of unmanaged emerging market debt securities.

Over the six-month period, your Fund slightly underperformed the benchmark due to its overweight position in Russia and above-market spread duration. However, over the longer 12-month period, overweighting Russia and spread duration helped the Fund outperform the benchmark.


INVESTMENT RESULTS*
Periods Ended April 30, 1998
                                 TOTAL RETURNS
                             6 MONTHS       12 MONTHS
                             --------       ---------
ALLIANCE WORLD DOLLAR
  GOVERNMENT FUND             14.38%         18.49%

J.P. MORGAN EMERGING
  MARKETS BOND INDEX          14.56%         16.71%

* THE FUND'S INVESTMENT RESULTS REPRESENT TOTAL RETURNS AND ARE BASED ON THE FUND'S NET ASSET VALUE AS OF APRIL 30, 1998. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE J.P. MORGAN EMERGING MARKETS BOND INDEX IS COMPOSED OF
DOLLAR-DENOMINATED RESTRUCTURED SOVEREIGN BONDS; A LARGE PERCENTAGE OF THE INDEX IS MADE UP OF BRADY BONDS. THE INDEX IS UNMANAGED AND REFLECTS NO FEES OR EXPENSES. AN INVESTOR CANNOT INVEST DIRECTLY IN THE INDEX.


INVESTMENT POLICY CHANGE
At their annual meeting held on March 31, 1998, the Fund's shareholders approved a modification to the Fund's fundamental investment policy regarding Brady Bonds. Prior to the modification, the Fund had been required to invest at least 75% of its total assets in a combination of zero coupon obligations and collateralized Brady Bonds. The modified investment policy approved by the shareholders requires the Fund to invest at least


1


                                          ALLIANCE WORLD DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

75% of its total assets in a combination of zero coupon obligations and any type of sovereign debt obligation, not solely collateralized Brady Bonds. Inasmuch as the supply of collateralized Brady Bonds continues to shrink, we believe this modification will provide the Fund with important additional flexibility in meeting its investment goals.

ECONOMIC OUTLOOK
Emerging market debt price volatility remains quite high, as renewed turmoil in Asia has heightened investor concern about all higher yielding asset classes. Security prices have been under pressure in all emerging market countries, even those whose economic fundamentals remain strong. Argentina, Mexico, Panama, and Poland fall into this category. Russian assets have come under the most pressure as concern rises over the government's ability to rollover short-term debt and maintain current valuations of the ruble. However, continued low inflation, the return of economic growth, and a new prime minister and cabinet that is very pro-reform, lead us to believe that Russia will survive this current bout of uncertainty. Although, Russia may need the help of the G7 nations to restructure its current debt profile.

We view the steps taken by Korea thus far to be very positive. The new government appears to recognize the severity of the country's problems, and has shown a willingness to take the costly measures to resolve the current problems. Korea and the Philippines are the only two Asian sovereign credits we would be comfortable owning at this time. The Fund is currently invested in Korea.

Thank you for your continued interest and investment in Alliance World Dollar Government Fund. We look forward to reporting its progress to you in the coming months.

Sincerely,


John D. Carifa
Chairman


Wayne D. Lyski
President


2


PORTFOLIO OF INVESTMENTS
APRIL 30, 1998 (UNAUDITED)                ALLIANCE WORLD DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

                                              PRINCIPAL
                                               AMOUNT
                                               (000)        U.S. $ VALUE
------------------------------------------------------------------------
SOVEREIGN DEBT OBLIGATIONS-96.4%
COLLATERALIZED BRADY BONDS (A)-51.2%
ARGENTINA-17.6%
Republic of Argentina
  Discount Bonds FRN
  Series L-GL 6.875%, 3/31/23                   $25,000      $21,453,125

BRAZIL-13.2%
Republic of Brazil
Discount Bonds FRN
  Series Z-L 6.625%, 4/15/24                     19,160       16,082,425

BULGARIA-3.1%
Republic of Bulgaria
  Discount Bonds FRN
  6.563%, 7/28/24                                 4,575        3,762,938

ECUADOR-1.7%
Republic of Ecuador
  Discount Bonds
  6.625%, 2/28/25                                 2,850        2,096,531

MEXICO-15.6%
United Mexican States
  Discount Bonds FRN  Series B
  6.617%, 12/31/19 (b)                           10,240        9,600,000
  Euro Par Bonds Series A
  6.25%, 12/31/19 (b)                             8,600        7,274,847
  Euro Par Bonds Series B
  6.25%, 12/31/19 (b)                             2,500        2,114,781
                                                             ------------
                                                              18,989,628

Total Collateralized Brady Bonds
  (cost $60,590,336)                                           62,384,647

OTHER SOVEREIGN DEBT OBLIGATIONS-33.1%
BRAZIL-5.6%
Republic of Brazil Global Bond
  10.125%, 5/15/27                                7,000        6,825,000

COLOMBIA-2.5%
Republic of Colombia
  8.625%, 4/01/08                                 3,000        3,000,000

KOREA-2.0%
Republic of Korea
  8.875%, 4/15/08                                 2,500        2,465,000

RUSSIA-18.6%
Russian IAN FRN
  6.719%, 12/15/15                               31,500       22,640,625

VENEZUELA-4.4%
Republic of Venezuela
  9.25%, 9/15/27                                  6,000        5,301,000

Total Other Sovereign Debt Obligation
  (cost $39,787,504)                                          40,231,625

NON-COLLATERALIZED BRADY BONDS-8.4%
BRAZIL-2.3%
Republic of Brazil C-Bonds
  8.00%, 4/15/14 (c)                              3,434        2,842,892

PANAMA-3.2%
Republic of Panama IRB
  3.75%, 7/17/14 (d)                              5,000        3,921,875

PERU-2.9%
Republic of Peru FLIRB
  3.25%, 3/07/17 (d)                              2,000        1,225,000
  3.25%, 3/07/17 (d)(e)                           1,500          918,750
Republic of Peru PDI 4.00%, 3/07/17 (d)           2,000        1,366,250
                                                             ------------
                                                               3,510,000

Total Non-Collateralized Brady Bonds
  (cost $9,944,483)                                           10,274,767


3


PORTFOLIO OF INVESTMENTS (CONTINUED)      ALLIANCE WORLD DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

                                              PRINCIPAL
                                               AMOUNT
                                               (000)        U.S. $ VALUE
------------------------------------------------------------------------
LOAN PARTICIPATION-3.7%
MOROCCO-3.7%
Kingdom of Morocco Loan Participation
  FRN Series A
  6.656%, 1/01/09
  (cost $2,592,894)                             $ 5,000     $  4,459,375

Total Sovereign Debt Obligations
  (cost $112,915,217)                                        117,350,414

U.S. GOVERNMENT OBLIGATION-40.2%
U.S. Treasury Strip Zero coupon, 2/15/03
  (cost $49,427,303)                             64,000       48,932,864

TIME DEPOSIT-8.0%
Bank of New York
  5.125%, 5/01/98
  (cost $ 9,753,000)                              9,753        9,753,000

TOTAL INVESTMENTS-144.6%
  (cost $172,095,520)                                        176,036,278
Other assets less liabilities-(44.6%)                        (54,323,470)

NET ASSETS-100%                                             $121,712,808


(a) Sovereign debt obligations issued as part of debt restructurings that are collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bond.

(b)  Security trades with value recovery rights expiring June 30, 2003.

(c)  Coupon consists of 5.00% cash payment and 3.00% paid-in-kind.

(d) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at April 30, 1998.

(e) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 1998, these securities amounted to $918,750 representing 0.8% of net assets.

     Glossary of Terms:
     FLIRB -  Front Loaded Interest Reduction Bond.
     IAN   -  Interest Arrears Note.
     FRN   -  Floating Rate Note.
     IRB   -  Interest Reduction Bond.
     PDI   -  Past Due Interest.

     See notes to financial statements.


4


STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1998 (UNAUDITED)                ALLIANCE WORLD DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

ASSETS
  INVESTMENTS IN SECURITIES, AT VALUE (COST $172,095,520)         $176,036,278
  Receivable for investment securities sold                         23,256,310
  Interest receivable                                                2,896,541
  Other assets                                                          22,248
  Total assets                                                     202,211,377

LIABILITIES
  Due to custodian                                                     272,570
  Payable for investment securities purchased                       79,740,935
  Advisory fee payable                                                 107,607
  Administrative fee payable                                            16,144
  Unrealized depreciation on interest rate swap contract                 7,812
  Accrued expenses                                                     353,501
  Total liabilities                                                 80,498,569

NET ASSETS                                                        $121,712,808

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $     79,964
  Additional paid-in capital                                       109,380,620
  Undistributed net investment income                                1,203,078
  Accumulated net realized gain on investment transactions           7,116,200
  Net unrealized appreciation of investments                         3,932,946
                                                                  $121,712,808
NET ASSET VALUE PER SHARE
  (based on 7,996,375 shares outstanding)                               $15.22


See notes to financial statements.


5


STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)

                                          ALLIANCE WORLD DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

INVESTMENT INCOME
  INTEREST                                                         $ 6,783,881

EXPENSES
  Advisory fee                                         $646,031
  Administrative fee                                     96,908
  Audit & legal                                          60,502
  Custodian                                              58,327
  Transfer agency                                        36,556
  Directors' fees                                        18,708
  Printing                                               13,555
  Registration                                           10,306
  Amortization of organization expenses                   1,109
  Taxes                                                   2,044
  Miscellaneous                                           3,724
  Total expenses                                                       947,770
  Net investment income                                              5,836,111

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investment
    transactions                                                     8,333,971
  Net change in unrealized appreciation of investments               3,914,387
  Net gain on investments                                           12,248,358

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $18,084,469


See notes to financial statements.


6


STATEMENT OF CHANGES
IN NET ASSETS                             ALLIANCE WORLD DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

                                          SIX MONTHS ENDED        YEAR ENDED
                                           APRIL 30, 1998         OCTOBER 31,
                                             (UNAUDITED)             1997
                                          ----------------       -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment income                       $  5,836,111        $ 13,896,423
  Net realized gain on investment
    transactions                                 8,333,971          23,952,946
  Net change in unrealized appreciation
    of investments and other assets              3,914,387         (19,652,839)
  Net increase in net assets from
    operations                                  18,084,469          18,196,530

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income          (7,394,073)        (13,628,017)
  Distributions from net realized gain on
    investments                                (17,841,882)                 -0-

COMMON STOCK TRANSACTIONS
  Reinvestment of dividends resulting in
    issuance of Common Stock                     5,459,141                  -0-
  Tender offer resulting in the
    redemption of 1,034,042 shares of
    Common Stock                               (15,303,829)                 -0-
  Total increase (decrease)                    (16,996,174)          4,568,513

NET ASSETS
  Beginning of year                            138,708,982         134,140,469
  End of period (including undistributed
    net investment income of $1,203,078
    and $2,761,040, respectively              $121,712,808        $138,708,982


See notes to financial statements.


7


NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1998 (UNAUDITED)                ALLIANCE WORLD DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance World Dollar Government Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on August 20, 1992 and is registered under the Investment Company Act of 1940, as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market, securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. ORGANIZATION EXPENSES
Organization expenses of approximately $90,000 have been deferred and were amortized on a straight-line basis through November, 1997.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes is required.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as an adjustment to interest income.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.


NOTE B: ADVISORY, ADMINISTRATIVE FEES AND OTHER AFFILIATED TRANSACTIONS
Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee equal to the annualized rate of 1% of the Fund's average weekly net assets.

Under the terms of an Administration Agreement, the Fund pays Alliance Capital Management L.P. (the "Administrator") a monthly fee equal to the annualized rate of .15 of 1% of the Fund's average weekly net assets. The Administrator provides administrative functions as well as other clerical services to the Fund and prepares financial and regulatory reports.

The Fund entered into a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Adviser, whereby the Fund reimburses


8


                                          ALLIANCE WORLD DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

AFS for costs relating to servicing phone inquiries for the Fund. During the six months ended April 30, 1998, the Fund reimbursed AFS $3,480, relating to shareholder servicing costs.


NOTE C: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $85,173,745 and $128,062,689, respectively, for the six months ended April 30, 1998. There were purchases of $98,050,678 and sales of $97,164,155 of U.S. government obligations for the six months ended April 30, 1998.

At April 30, 1998, the cost of investments for federal income tax purposes was $173,768,235. Accordingly, gross unrealized appreciation of investments was $5,058,651 and gross unrealized depreciation of investments was $2,790,608 resulting in net unrealized appreciation of $2,268,043 (excluding swap contracts).

1. INTEREST RATE SWAP AGREEMENT
The Fund enters into interest rate swaps on sovereign debt obligations to protect itself from interest rate fluctuations on the underlying floating rate debt instruments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of investments.

At April 30, 1998, the Fund had an outstanding interest rate swap contract with the following terms:

                                                        RATE TYPE
                                           --------------------------------
    SWAP         NOTIONAL     TERMINATION  PAYMENTS MADE  PAYMENTS RECEIVED    UNREALIZED
COUNTERPARTY      AMOUNT         DATE       BY THE FUND     BY THE FUND       DEPRECIATION
------------  --------------  -----------  -------------  -----------------   ------------
  Morgan     US$ 12,000,000    1/01/09        LIBOR#           6.8526%           $(7,812)
  Guaranty


#    LIBOR (London Interbank Offered Rate).


NOTE D: CAPITAL STOCK
There are 100,000,000 shares of $0.01 par value Common Stock authorized. Of the 7,996,375 shares outstanding at April 30, 1998, the Adviser owned 7,200 shares. During the six months ended April 30, 1998, the Fund purchased 1,034,042 shares of its outstanding Common Stock for $14.80 per share pursuant to a tender offer. The Fund incurred tender offer costs of $207,000 which were charged to additional paid-in capital. During the six months ended April 30, 1998, the Fund issued 377,710 shares in connection with the Fund's dividend reinvestment plan. During the year ended October 31, 1997, the Fund did not issue shares in connection with the dividend reinvestment plan.


9


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                               ALLIANCE WORLD DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

NOTE E: CONCENTRATION OF RISK
Investing in securities of foreign governments involves special risks which include revaluation of currencies and the possibility of future adverse political and economic developments. Moreover, securities of many foreign governments and their markets may be less liquid and their prices more volatile than those of the United States government. The Fund invests in the sovereign debt obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.


NOTE F:YEAR 2000
Many computer software systems in use today cannot properly process date-related information from and after January 1, 2000. Should any of the computer systems employed by the Fund's major service providers fail to process this type of information properly, that could have a negative impact on the Fund's operations and the services that are provided to the Fund's shareholders. The Adviser, as well as Alliance Fund Services, have advised the Fund that they are reviewing all of their computer systems with the goal of modifying or replacing such systems prior to January 1, 2000, to the extent necessary to foreclose any such negative impact. In addition, the Adviser has been advised by the Fund's custodian that it is also in the process of reviewing its systems with the same goal. As of the date of this report, the Fund and the Adviser have no reason to believe that these goals will not be achieved. Similarly, the values of certain of the portfolio securities held by the Fund may be adversely affected by the inability of the securities' issuers or of third parties to process this type of information properly.


10


FINANCIAL HIGHLIGHTS                      ALLIANCE WORLD DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                            SIX MONTHS                                                          NOVEMBER 2,
                                               ENDED                      YEAR ENDED OCTOBER 31,                1992(A) TO
                                          APRIL 30, 1998   --------------------------------------------------   OCTOBER 31,
                                            (UNAUDITED)       1997         1996         1995         1994         1993
                                            -----------    -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $16.03         $15.50       $11.88       $11.08       $22.09       $13.82(b)

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .71(c)        1.61         1.46         1.51(c)      1.32         1.54
Net realized and unrealized gain (loss)
  on investments                                1.43            .50         3.50          .71        (5.66)        8.19
Net increase (decrease) in net asset
  value from operations                         2.14           2.11         4.96         2.22        (4.34)        9.73

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.89)         (1.58)       (1.34)       (1.42)       (1.39)       (1.46)
Distributions from net realized gains          (2.06)            -0-          -0-          -0-       (4.96)          -0-
Distributions in excess of net
  realized gains                                  -0-            -0-          -0-          -0-        (.09)          -0-
Tax return of capital distribution                -0-            -0-          -0-          -0-        (.23)          -0-
Total dividends and distributions              (2.95)         (1.58)       (1.34)       (1.42)       (6.67)       (1.46)
Net asset value, end of period                $15.22         $16.03       $15.50       $11.88       $11.08       $22.09
Market value, end of period                 $15.9375        $15.875      $13.625       $11.75       $13.00      $20.375

TOTAL RETURN
Total investment return based on: (d)
  Market value                                 20.94%         28.74%       28.49%        2.78%       (7.52)%      59.14%
  Net asset value                              14.38%         14.24%       44.57%       21.92%      (27.29)%      72.53%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $121,713       $138,709     $134,140     $102,757      $93,528     $164,622
Ratio of expenses to average net assets         1.49%(e)       1.43%        1.70%        1.55%        1.43%        1.44%(e)
Ratio of net investment income to average
  net assets                                    9.16%(e)       9.50%       10.84%       14.12%        9.08%        9.79%(e)
Portfolio turnover rate                          102%           281%         352%         441%         395%         417%


(a)  Commencement of operations.

(b)  Net of offering costs of $.13.

(c)  Based on average shares outstanding.

(d) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(e)  Annualized.


11


ADDITIONAL INFORMATION                    ALLIANCE WORLD DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

SUPPLEMENTAL PROXY INFORMATION
The Annual Meeting of Shareholders of the Alliance World Dollar Government Fund was held on March 31, 1998. The description of each proposal and number of shares voted at the meeting are as follows:

                                                   SHARES       SHARES VOTED
                                                 VOTED FOR    WITHOUT AUTHORITY
-------------------------------------------------------------------------------
1. To elect directors:   Class One Directors
                         (term expires 2001)
                         David H. Dievler        4,891,345         133,224
                         Clifford L. Michel      4,893,205         131,364
                         Donald J. Robinson      4,891,555         133,014

                                    SHARES      SHARES VOTED     SHARES VOTED
                                   VOTED FOR       AGAINST         ABSTAIN
-------------------------------------------------------------------------------
2. To ratify the selection of
   Ernst & Young LLP as the
   Fund's independent auditors
   for the Fund's fiscal year
   ending October 31, 1998:        4,888,090        25,357         111,123


12


                                          ALLIANCE WORLD DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)
ROBERT C. WHITE (1)

OFFICERS
WAYNE D. LYSKI, PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
PAUL J. DENOON, VICE PRESIDENT
VICKI L. FULLER, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
JUAN J. RODRIGUEZ, CONTROLLER

ADMINISTRATOR
ALLIANCE CAPITAL MANAGEMENT, L.P.
1345 Avenue of the Americas
New York, NY 10105

CUSTODIAN
THE BANK OF NEW YORK
48 Wall Street
New York, NY 10286

DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR
FIRST DATA INVESTOR SERVICES GROUP, INC.(FORMERLY THE SHAREHOLDER SERVICES GROUP, INC.)
53 State Street
Boston, MA 02109

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019

LEGALCOUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY10004


(1)  Member of the Audit Committee.


13


ALLIANCE WORLD DOLLAR GOVERNMENT FUND
Summary of General Information

THE FUND
Alliance World Dollar Government Fund is a closed-end management investment company which seeks high current income from investment in debt obligations of countries with emerging economies whose recent interest rates are higher than those of the United States.

SHAREHOLDER INFORMATION
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions Section of newspapers each day, under the designation "Alliance Wrld". The Fund's NYSE trading symbol is "AWG". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in the NEW YORK TIMES and each Saturday in BARRON'S and other newspapers in a table called "Closed-End Funds."

DIVIDEND REINVESTMENT PLAN
A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distributions in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call First Data Investor Services Group at 1-800-331-1710.

ALLIANCE WORLD DOLLAR GOVERNMENT FUND
1345 Avenue of the Americas
New York, New York 10105

ALLIANCE CAPITAL

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

WDGSR